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EXHIBIT 99.1

CERTIFICATION OF FINANCIAL CONDITION
AND RESULTS OF OPERATION

        In connection with the Quarterly Report of Herbst Gaming, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certify that:

        (1)  They are, respectively, the Chief Executive Officer and Chief Financial Officer of the Company.

        (2)  They have reviewed the Company's Report and the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Act").

        (3)  They have concluded that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Act.

        (4)  They have concluded that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company

        Dated this 9th day of August 2002.

/s/ EDWARD J. HERBST Edward J. Herbst President and Chief Executive Officer	/s/ MARY E. HIGGINS Mary E. Higgins Chief Financial Officer

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EXHIBIT 99.1
CERTIFICATION OF FINANCIAL CONDITION AND RESULTS OF OPERATION